                                  EXHIBIT 10.3


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made as of the 1st day of February, 1999, by and between THE SHAW GROUP INC., a Louisiana corporation ("Borrower"), MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, BANK ONE LOUISIANA, N. A., a national banking association (successor to First National Bank of Commerce, assignee of City National Bank of Baton Rouge), UNION PLANTERS BANK N.A., a national banking association, and HIBERNIA NATIONAL BANK, a national bank (collectively, the "Banks"), and MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, as agent for Banks (in such capacity, the "Agent").

                                   WITNESSETH:

     WHEREAS, Borrower, Agent and Banks have heretofore entered into that certain Credit Agreement dated as of May 15, 1998, as previously amended by that certain Amendment to Credit Agreement dated as of August 31, 1998 made by and among Borrower, Agent and Banks (as amended, the "Agreement"); and

     WHEREAS, Borrower desires to further amend the Agreement in the manner hereinafter set forth, to which amendments Agent and Banks are willing to agree.

     NOW, THEREFORE, in consideration of the above premises and for other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

          1. Notwithstanding the limitations set forth in Section 7.2(a) of the Agreement, the Borrower has requested that it be permitted to guarantee indebtedness of its Bahrain joint venture, Shaw Nass Middle East, W.L.L. ("Shaw-Nass"), to the Bank of Bahrain and Kuwait for fifty percent (50%) of: (i) Shaw-Nass' 1,500,000 Bahraini Dinar (approximately $4,000,000.00 U. S. Dollars at current exchange rates) general capital line of credit, (ii) a 2,000,000 Bahraini Dinar (approximately $5,300,000.00 U. S. Dollars) credit facility to fund short term capital requirements of Shaw-Nass in connection with the Gazalan II power plant project recently awarded to Shaw-Nass, and (iii) a loan in the total approximate amount of 900,000 Bahraini Dinar (approximately $2,500,000.00
U. S. Dollars) which, if used, is one option of Shaw-Nass for financing the purchase and installation of a new Cojafex PB16 Induction Bending Machine. The Agent and the Banks hereby consent to Borrower's guarantee to Bank of Bahrain and Kuwait of the above referenced credit facilities of Shaw-Nass with the Bank of Bahrain and Kuwait provided such facilities shall not exceed the maximum amounts described above with out the further consent and approval of the Agent and the Required Banks, and Schedule 6.10 to the Agreement shall be amended and restated in the form of Schedule 6.10 attached to this Second Amendment.

          2. Section 7.1(i)(i) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                    (i) Debt Service Coverage Ratio. Maintain on a consolidated basis as of each fiscal quarter-end during the Term hereof a ratio of Consolidated EBITDA to Consolidated Debt Service, each determined for the 12-month period ending as of each such fiscal quarter-end, of not less than 1.75 to 1.0 for each fiscal quarter ending during the Term hereof;

          3. Section 7.2(k) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following to permit a new loan made to Richard Gill, a Senior Vice President of Borrower:

                         (k) Loans and Investments. Neither Borrower nor any Subsidiary of the Borrower will make any loans or advances or extensions of credit to purchase any stocks, bonds, notes, debentures or other securities of, make any expenditures on behalf of, or in any manner assume liability (direct, contingent or otherwise) for the Indebtedness of any Person, except for (i) advances for relocation, travel or other expenses to the Borrower's or any Guarantor's employees in the ordinary course of business and other loans to employees in principal amounts of less than $500,000.00,
     (ii) a loan in the amount of $3,850,000.00 from B. F. Shaw, Inc. to Word Industries Fabricators, Inc. evidenced by a promissory note of Word Industries Fabricators, Inc. retained in Borrower's offices for Agent's inspection, endorsed over to the Agent for the benefit of Banks, and which Borrower shall cause B. F. Shaw, Inc. to deliver to Agent at any time upon demand therefor, (iii) other loans among the Subsidiaries evidenced by promissory notes retained in Borrower's offices for Agent's inspection, endorsed over to the Agent for the benefit of Banks and which Borrower agrees to cause such Subsidiaries to deliver to Agent at any time upon demand therefor, (iv) loans to joint venture Related Parties evidenced by promissory notes retained in Borrower's offices for Agent's inspection, (v) a loan from the Borrower to Merit Industrial Constructors, Inc. in the principal amount of $475,000.00 evidenced by a promissory note made by Merit Industrial Constructors, Inc. which is retained in Borrower's offices for Agent's inspection, endorsed over to the Agent for the benefit of Banks and which the Borrower agrees to deliver to Agent at any time upon demand therefor, and (vi) a loan from the Borrower to Richard Gill, Senior Vice President of Borrower, in the principal amount of $837,500.00 secured by a pledge by Richard Gill of 62,500 shares of Borrower's common stock, which loan is evidenced by a promissory note made by Richard Gill which is retained in Borrower's offices along with the pledged shares for Agent's inspection, which note has been endorsed over to the Agent for the benefit of Banks and which the Borrower agrees to deliver to Agent at any time upon demand therefor (which loans under (iii), (iv), (v) and (vi) of this subsection 7.2(k) shall not exceed $8,000,000.00 in the aggregate or $3,000,000.00 for any one loan or to any one such Subsidiary or joint venture Related Party) (vii) the Loans and Guaranties described on Schedule
     6.10 attached to the Second Amendment to Credit Agreement between Borrower, Agent and the Banks dated as of February 1, 1999 and incorporated herein by this reference, and (viii) Permitted Investments. For purposes of this
     Section 7.2(k), any Person which becomes a Subsidiary of the Borrower after the date hereof shall be deemed to have made, at the time it becomes a Subsidiary, all Investments of such Person existing immediately after it became a Subsidiary.

     4. Schedule 7.2(a) to the Credit Agreement is hereby deleted in its entirety, and in its place shall be substituted Schedule 7.2(a) hereto.

     5. Exhibit D to the Credit Agreement is hereby deleted in its entirety, and in its place shall be substituted Exhibit D hereto.

     6. Borrower hereby agrees to reimburse Agent and Banks upon demand for all out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred by Agent and Banks in the preparation, negotiation and execution of this Second Amendment and all other documents, instruments and agreements relating to this amendment of Borrower's existing credit facilities with Bank. All of the obligations of Borrower under this Paragraph 6 shall survive termination of the Agreement.

     7.   Borrower hereby represents and warrants to Agent and Banks that:

          (a) The execution, delivery and performance by Borrower of this Second Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this Second Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and the Borrower is not now in default under or in violation of, the terms of its Articles of Incorporation or Bylaws, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which Borrower is bound or to which Borrower is subject;

          (b) This Second Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights in general; and

          (c) As of the date hereof, all of the covenants, representations and warranties of Borrower set forth in the Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Agreement has occurred and is continuing.

     8. Borrower hereby releases Agent and Banks and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Agent or Banks at any time prior to the execution of this Second Amendment, with respect to Borrower or the Agreement, provided that such release shall not apply to any such claim, demand, cause of action, liability or damage of which Borrower is not deemed to have actual or constructive knowledge as of the execution of this Second Amendment.

     9. The Agreement, as hereby amended, and any other agreements executed in connection therewith, are and shall remain the binding obligations of Borrower, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed.

     10. All references in the Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Agreement as amended by this Second Amendment. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement, as amended by this Second Amendment.

     11. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

     12. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

     13. In the event of any inconsistency or conflict between this Second Amendment and the Agreement, the terms, provisions and conditions of this Second Amendment shall govern and control.

     14. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, AGENT AND BANKS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, AGENT AND BANKS COVERING SUCH MATTERS ARE CONTAINED IN THE AGREEMENT, AS HEREBY AMENDED, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER, AGENT AND BANKS EXCEPT AS BORROWER, AGENT AND BANKS MAY LATER AGREE IN WRITING TO MODIFY. THE AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

     15. This Second Amendment is made solely for the benefit of Borrower, Agent and Banks as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

     16. This Second Amendment may be executed in one or more counterparts by the parties hereto, and shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first written above on this _____ day of April, 1999.

                                    Borrower:

                                    THE SHAW GROUP INC.



                                    By:
                                        -----------------------------------
                                    Title:
                                          ---------------------------------

                                    Agent:

                                    MERCANTILE BUSINESS CREDIT INC.


                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

                                    Banks:

Revolving Credit Commitment:        MERCANTILE BUSINESS CREDIT INC.
         $31,250,000.00

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

Revolving Credit Commitment:        BANK ONE LOUISIANA, N. A.
         $25,000,000.00

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

Revolving Credit Commitment:        UNION PLANTERS BANK N. A.
         $18,750,000.00

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

Revolving Credit Commitment:        HIBERNIA NATIONAL BANK
         $25,000,000.00

                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

                                  SCHEDULE 6.10

                           Other Loans and Guaranties

1. Secured loan (Jetstar plane) by Metlife Capital Financial Corporation to the Borrower, with a March 31, 1998 balance of approximately $1,690,641.32.

2. Secured loan (equipment) by Metlife Capital Financial Corporation to The Shaw Group Inc. for Sunland Fabricators, Inc. equipment, with a March 31, 1998 balance of approximately $1,911,610.34.

3. Secured loan (equipment) by Metlife Capital Financial Corporation to The Shaw Group Inc. for Sunland Fabricators, Inc. equipment, with a March 31, 1998 balance of approximately $462,192.08.

4. Secured loan (real estate/fixtures) by Metlife Capital Financial Corporation to Sunland Fabricators, Inc., with a March 31, 1998 balance of approximately $2,251,071.31. Guaranteed by the Borrower, B. F. Shaw, Inc., FVF Incorporated and National Fabricators, Inc.

5. Secured loan (equipment) by Metlife Capital Financial Corporation to The Shaw Group Inc. for Sunland Fabricators, Inc. equipment, with a March 31, 1998 balance of approximately $3,345,607.04.

6. Secured loan (real estate) by Metlife Capital Financial Corporation to Sunland Fabricators, Inc. with a March 31, 1998 balance of approximately $1,688,434.78. Guaranteed by the Borrower, B. F. Shaw, Inc., FVF Incorporated and National Fabricators, Inc.

7. Secured loan (real estate) by Metlife Capital Financial Corporation to Word Industries Fabricators, Inc., with a March 31, 1998 balance of approximately $1,777,363.66. Guaranteed by the Borrower.

8. Secured loan (equipment) by Metlife Capital Financial Corporation to Word Industries Fabricators, Inc., with a March 31, 1998 balance of approximately $1,560,443.00. The Borrower is a co-maker of such loan.

9. Secured loan (equipment) by MetLife Capital Financial Corporation to Word Industries Fabricators, Inc., with a March 31, 1998 balance of approximately $1,786,357.42. Guaranteed by the Borrower.

10. Secured loan (real estate) by Metlife Capital Financial Corporation to SAON Properties, Inc., with a March 31, 1998 balance of approximately $3,133,409.00. Guaranteed by the Borrower, Alloy Piping Products, Inc., Sunland Fabricators, Inc., National Fabricators, Inc., B. F. Shaw, Inc., FVF Incorporated, NAPTech, Inc. and Word Industries Fabricators, Inc.

11. Secured loan (equipment) by First Bank of Boston to Alloy Piping Products, Inc., with a March 31, 1998 balance of approximately $5,549,999.83. Guaranteed by the Borrower.

12. Secured loan (equipment) by BancBoston Leasing to NAPTech, Inc., with a March 31, 1998 balance of approximately $3,428,571.00. Guaranteed by the Borrower.

13. Secured loan (equipment) by BancBoston Leasing, Inc. to Shaw Constructors, Inc., with a March 31, 1998 balance of approximately $1,131,938.57. Guaranteed by the Borrower.

14. Secured loan (equipment) by Mercantile Business Credit Inc. to B. F. Shaw, Inc., with a March 31, 1998 balance of approximately $1,350,000.00. Guaranteed by the Borrower. [TO BE PAID AT CLOSING].

15. Secured loan by Mercantile Business Credit Inc. to the Borrower, with a March 31, 1998 balance of approximately -0-.

16. $13,000,000.00 unsecured revolving credit facility extended to the Borrower by Mercantile Business Credit Inc., which has a March 31, 1998 principal balance of $2,115,800.00. [TO BE PAID AT CLOSING.]

17. Secured loans, letters of credit and guarantees under the Second Amended Loan and Security Agreement dated March 29, 1996 among Borrower, the Subsidiaries of Borrower parties thereto and Mercantile Business Credit Inc., et al., and all amendments thereto. [TO BE PAID AT CLOSING.]

18. South Carolina bonds in favor of B. F. Shaw, Inc., unsecured, with a March 31, 1998 balance of $4,000,000.00.

19. Secured loan (real estate) by Pioneer/Hibernia Bank to Alloy Piping Products, Inc., with a March 31, 1998 balance of approximately $3,178,492.86.

20. Secured loan (real estate) by Union Planters Bank to United Crafts, Inc., with a March 31, 1998 balance of approximately $545,875.87.

21. Fifteen secured loans by Union Planters Bank to United Crafts, Inc., with a March 31, 1998 balance of approximately $106,878.12.

22. Secured loan (real estate) by ARKLA to Alloy Piping Products, Inc., with a March 31, 1998 balance of approximately $19,220.71.

23. Secured loan (real estate) by McJunkin Corporation to Alloy Piping Products, Inc., with a March 31, 1998 balance of approximately $140,065.03. Guaranteed by the Borrower.

24. Unsecured loan by Alkota Cleaning Systems to United Crafts, Inc., unsecured, with a March 31, 1998 balance of approximately $2,235.69.

25. Unsecured loan by Associated Leasing to FVF, Incorporated, with a March 31, 1998 balance of approximately $15,899.50.

26. Unsecured loan by Phil Hollingsworth Equipment to Shaw Industrial Supply Company, Inc., with a March 31, 1998 balance of approximately -0-.

27. Unsecured loan by First Premium to the Borrower, with a March 31, 1998 balance of approximately -0-.

28. Secured loan (equipment) by Contractors Finance Co. of Louisiana to Shaw Constructors, Inc. (UCI), with a March 31, 1998 balance of approximately $78,894.41.

29. Secured loan (assets) by NatWest Bank facility to Shaw Aiton, Ltd. in the amount of approximately (pound)3,000,000.00, which has a March 31, 1998 balance of approximately (pound)1,367,000.00. Parent company guarantee of the Borrower and Shaw Group U.K. Holdings, Ltd. and a mortgage on the assets of Shaw Group U.K. Holdings, Ltd., Shaw U.K., Ltd., Shaw Aiton, Ltd., Shaw Dunn, Ltd. and Pipework Engineering and Development, Ltd.

30. Bank guarantees by Westpac Banking Corp. in favor of Aiton Australia Pty. Ltd. ("Aiton") in the amount of Aus. $2,696,848.00.

31. Aus. $1,500,000.00 facility by Westpac Banking Corp. in favor of Aiton, which has a March 31, 1998 balance of Aus. $198,393.00 guaranteed by the Borrower.

32. Secured loan (assets) by Barclays Bank to Pipework Engineering and Developments, Ltd., which has a March 31, 1998 principal balance of (pound)182,637.00.

33. 6.44% Series A Senior Secured Notes due 2005 and 6.93% Series B Senior Secured Notes due 2008 and Subsidiary Guarantees thereof.

34. Loan in the amount of $3,850,000.00 from B. F. Shaw, Inc. to Word Industries Fabricators, Inc.

35. Loan by the Borrower to Merit Industrial Constructors, Inc. pursuant to a Loan Agreement dated July 2, 1997, which has a March 31, 1998 balance of $475,000.00.

36. Various loans by the Borrower and/or its Subsidiaries to the employees of the Borrower and its Subsidiaries.

37.  Loans to joint venture Related Parties.

38.  Various loans among the Borrower and/or its Subsidiaries.

39. Guarantee by the Borrower of the obligations of Word Industries Fabricators, Inc. under the Asset Purchase Agreement executed in connection with the prior acquisition of assets for Word Industries Pipe Fabricating, Inc. and affiliates.

40. Existing guarantees by the Borrower or any Subsidiary made in the ordinary course of business of any payment to a vendor of goods or services to the Borrower/Subsidiaries or guarantees by the Borrower or any Subsidiary made with respect to the performance by the Borrower/Subsidiary of a contract for the sale of goods or the delivery of services.

41. Endorsements of negotiable instruments for collection in the ordinary course of business.

42. The Borrower and/or one of its Subsidiaries is indebted in the approximate amount of $3,623,760.00 as of March 31, 1998, to Vekamaf Holding B.V., incurred in connection with the acquisition of Cojafex, B.V. ("Cojafex"), which amount is secured by the pledge of the capital stock in Cojafex.

43. The Borrower and/or one of its Subsidiaries is indebted to the former stockholders of Pipework Engineering and Developments, Ltd. ("PED") in the amount of approximately $1,078,440.00 as of March 31, 1998, such indebtedness resulting from the deferred portion of the purchase price for the capital stock in PED, which is secured by a letter of credit.

44. Deed dated November 14, 1997 to which the Borrower is a party relating to preferential creditors of Prospect Industries, plc ("Prospect") and Prospect Engineering Limited ("PEL").

45. Deed of Indemnity dated November 14, 1997 by the Borrower in favor of Midland Bank, plc ("Midland") relating to claims of the preferential creditors of Prospect and PEL.

46. Deed of Indemnity dated November 14, 1997 by the Borrower in favor of Midland with respect to demands or claims on certain letters of credit, bonds or guarantees.

47. Each of the Letters of Credit set forth on Schedule 3.3(a) to this Agreement.

48. Customary indemnification obligations undertaken by the Borrower and/or its Subsidiaries in connection with acquisitions prior to the date of the Agreement.

49. 1,500,000 Bahraini Dinar (approximately $4,000,000.00 U. S. Dollars at current exchange rates) general working capital line of credit from the Bank of Bahrain and Kuwait to Borrower's Bahrain joint venture, Shaw Nass Middle East, W.L.L. ("Shaw-Nass") of which fifty percent of the obligations of Shaw-Nass are guaranteed by Borrower.

50. 2,000,000 Bahraini Dinar (approximately $5,300,000.00 U. S. Dollars at current exchange rates) loan from the Bank of Bahrain and Kuwait to Shaw-Nass of which fifty percent of the obligations of Shaw-Nass are guaranteed by Borrower.

51. Possible 900,000 Bahraini Dinar (approximately $2,500,000.00 U. S. Dollars at current exchange rates) financing of a new Cojafex PB16 Induction Bending Machine from the Bank of Bahrain and Kuwait to Shaw-Nass of which, if used, fifty percent of the obligations of Shaw-Nass are to be guaranteed by Borrower.

                                 SCHEDULE 7.2(a)

                             Permitted Indebtedness


     The items set forth on Schedule 6.10 - Other Loans and Guarantees to this Agreement, are incorporated by reference herein.

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                            _________________, 19___

Mercantile Business Credit Inc.
100 South Brentwood Boulevard, Suite 500
St. Louis, Missouri  63105
Attention: Senior Credit Officer

Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of May 15, 1998, by and between you, as agent for the Banks named therein, and the undersigned (as from time to time amended, the "Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

     The undersigned hereby certifies to you that as of the date hereof:

     (a) All of the representations and warranties set forth in Section 6 of the Agreement are true and correct as if made on the date hereof;

     (b) No violation or breach of any of the affirmative covenants set forth in Section 7.1 of the Agreement has occurred and is continuing;

     (c)  No violation or breach of any of the negative covenants set forth in
Section 7.2 of the Agreement has occurred and is continuing;

     (d) No Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing;

     (e) The financial statements of Borrower and its Consolidated Subsidiaries delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied; and

     (f) The financial covenant information set forth in Schedule 1 to this letter is true and correct.

                                        Very truly yours,

                                        THE SHAW GROUP INC.


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                   Schedule 1
                            To Compliance Certificate
           (The Certificate attached hereto is as of ________________)

     Capitalized terms used herein shall have the meanings set forth in the Credit Agreement dated as of May 15, 1998 among The Shaw Group Inc., Mercantile Business Credit Inc., as agent, and the lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"). Subsection references herein relate to the subsections of the Agreement.


A.       MAXIMUM CAPITAL EXPENDITURES
         1.    Actual Capital Expenditures for current Fiscal Year-To-Date                    $
         2.    Maximum Permitted (Section 7.2(i))                                             $
B.       CONSOLIDATED EBITDA
               For the 12 months ended _____________:
         1.    Net Income (excluding extraordinary items)                                     $
         2.    Income Tax Expense                                                             $
         3.    Interest Expense                                                               $
         4.    Amortization and Depreciation Expenses                                         $
         5.    Consolidated EBITDA (sum of Lines B1 through B4)                               $
C.       DEBT SERVICE COVERAGE RATIO
         1.    Consolidated EBITDA (from B5 above)                                            $
         2.    Interest Expense (from Line B3 above)                                          $
         3.    Scheduled payments of principal on Indebtedness (for the 12 months
               ending ______________)                                                         $
         6.    Consolidated Debt Service  (Sum of D2 and D3)                                  $
         7.    Debt Service Coverage (D1 divided by D4)                                         _____ to 1.0
         8.    Minimum Required (Section 7.1(i)(i))                                              1.75 to 1.0
D.       MAXIMUM LEVERAGE RATIO
         1.    Average Revolving Credit Loans outstanding                                     $
         2.    Face amount of Letters of Credit outstanding                                   $
         3.    Other Borrowed Money Indebtedness outstanding                                  $
         4.    Consolidated Total Funded Debt outstanding as of  _____________
               (Sum of E1 through E3)                                                         $
         5.    Consolidated EBITDA (from B5 above)                                            $
         6.    Leverage Ratio (E4 divided by E5)                                                _____ to 1.0
         7.    Maximum Permitted (Section 7.1(i)(ii))                                            4.00 to 1.0

E.       SHAREHOLDERS' EQUITY
         1.    Shareholders' Equity as of ______________                                      $
                                                                                               --------------
         2.    Beginning Required Shareholders' Equity                                        $135,000,000.00
         3.    Cumulative  Quarterly  Net Income  (excluding  any  Quarterly Net
               Losses) for Quarters ending November 30, 1997 and thereafter                   $
                                                                                               --------------
         4.    Net Proceeds of Capital Stock issued subsequent to August 31, 1997
                                                                                              $
                                                                                               --------------
         5.    Total Required Shareholders' Equity (Sum of F2 through F4)                     $
                                                                                               --------------
F.       TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION
         1.    Consolidated Total Funded Debt (Line E4 above)                                 $
                                                                                               --------------
         2.    Shareholders' Equity (Line F1 above)                                           $
                                                                                               --------------
         3.    Total Capitalization (Sum of G1 plus G2)                                       $
                                                                                               --------------
         4.    Ratio of G1 divided by G3)                                                       _____ to 1.0
         5.    Maximum Permitted Ratio (Section 7.1(i)(iv))                                      0.60 to 1.0
G.       OTHER INDEBTEDNESS
         1.    Purchase money debt as of _________________                                    $
                                                                                               --------------
         2.    Maximum permitted (Section 7.2(a)(iv))                                         $
                                                                                               --------------
         3.    Subordinated Debt as of _______________                                        $
                                                                                               --------------
         4.    Maximum permitted (Section 7.2(a)(v))                                          $
                                                                                               --------------
         5.    Other Indebtedness                                                             $
                                                                                               --------------
         6.    Maximum permitted (Section 7.2(a)(vi))                                         $
                                                                                               --------------
H.       RESTRICTION ON LEASES
         1.    Direct and indirect obligations with respect to leases                         $
                                                                                               --------------
         2.    Maximum permitted (Section 7.2(m))                                             $
                                                                                               --------------

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


               DOCUMENT NAME:    Second Amendment to Credit Agreement
                AUTHOR/OWNER:    MKaltenrieder
               CLIENT NUMBER:    299                       CLIENT NAME:    MBSL Non Retainer
               MATTER NUMBER:    19112                     MATTER NAME:    The Shaw Group Inc.
                   PC DOCS #:    1134614                       VERSION:    1
          TYPIST/USER'S NAME:    ZTaylor                   APPLICATION:    MS Word
                TODAY'S DATE:    November 1, 1999/2:07 PM
            DOCUMENT HISTORY:
                    COMMENTS:    Amends 891409 and 1056510 (First Amendment)





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